                        DVI RECEIVABLES XI, L.L.C. 2000-1
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE JULY 16, 2001


I.    RECONCILIATION OF COLLECTION ACCOUNT:
        End of Period Collection Account Balance as of Prior Payment Date:                                              468,340.00
        Available Funds:
               Contract Payments due and received in this period                                                      5,138,148.96
               Contract Payments due in prior period(s) and received in this period                                     515,998.32
               Contract Payments received in this period for next period                                                150,452.10
               Sales, Use and Property Tax, Maintenance, Late Charges                                                   172,132.17
               Prepayment Amounts related to early termination in this period                                           276,452.22
               Servicer Advance                                                                                         877,834.27
               Proceeds received from recoveries on previously Defaulted Contracts                                            0.00
               Transfer from Reserve Account                                                                              9,784.22
               Interest earned on Collection Account                                                                     15,732.32
               Interest earned on Affiliated Account                                                                      2,648.27
               Proceeds from repurchase of Contracts per Contribution and Servicing Agreement Section 5.03                    0.00
               Amounts paid per Contribution and Servicing Agreement Section 7.01 (Substituted contract <
                 Predecessor contract)                                                                                        0.00
               Amounts paid under insurance policies                                                                          0.00
               Any other amounts                                                                                              0.00

                                                                                                                     --------------
        Total Available Funds                                                                                         7,627,522.85
        Less: Amounts to be Retained in Collection Account                                                              434,882.42
                                                                                                                     --------------
        AMOUNT TO BE DISTRIBUTED                                                                                      7,192,640.43
                                                                                                                     ==============


        DISTRIBUTION OF FUNDS:
               1.   To Trustee -  Fees                                                                                        0.00
               2.   To Servicer, any unreimbursed Nonrecoverable Advances or Servicer Advances                          515,998.32
               3.   To Noteholders (For Servicer Report immediately following the Final Additional Closing Date)

                        a) Class A1 Principal and Interest                                                                    0.00
                        a) Class A2 Principal (distributed after A1 Note matures) and Interest                        3,914,417.09
                        a) Class A3 Principal (distributed after A2 Note matures) and Interest                          522,208.33
                        a) Class A4 Principal (distributed after A3 Note matures) and Interest                          619,968.75
                        b) Class B Principal and Interest                                                                86,523.32
                        c) Class C Principal and Interest                                                               173,607.74
                        d) Class D Principal and Interest                                                               117,513.31
                        e) Class E Principal and Interest                                                               157,711.51

               4.   To Reserve Account for Requirement per Indenture Agreement Section 3.08                                   0.00
               5.   To Issuer - Residual Principal and Interest and Reserve Account Distribution
                        a) Residual Interest (Provided no Restricting or Amortization Event in effect)                  671,175.51
                        b) Residual Principal (Provided no Restricting or Amortization Event in effect)                 130,013.39
                        c) Reserve Account Distribution (Provided no Restricting or Amortization Event in effect)         9,784.22
               6.   To Servicer, Tax, Maintenance, Late Charges and Bank Interest Earned and Any Other Amounts          190,512.76
               7.   To Servicer, Servicing Fee and other Servicing Compensations                                         83,206.18
                                                                                                                     --------------
        TOTAL FUNDS DISTRIBUTED                                                                                       7,192,640.43
                                                                                                                     ==============

                                                                                                                     --------------
        End of Period Collection Account Balance {Includes Payments in Advance & Restricting Event Funds (if any)}      434,882.42
                                                                                                                     ==============

II.    RESERVE ACCOUNT

Beginning Balance                                                                                                    $2,925,289.09
         - Add Investment Earnings                                                                                        9,784.22
         - Add Transfer from Certificate Account (To Satisfy Reserve Account Requirement)                                     0.00
         - Less Distribution to Certificate Account                                                                       9,784.22
                                                                                                                     --------------
End of period balance                                                                                                $2,925,289.09
                                                                                                                     ==============
Reserve Account Requirement (Lesser of: (i) Initial Reserve Account Required Amount, or
(ii) Sum of Class A, Class B, Class C, Class D, and Class E Note Balances.                                           $2,925,289.09
                                                                                                                     ==============

                        DVI RECEIVABLES XI, L.L.C. 2000-1
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE JULY 16, 2001


III.   CLASS A NOTE PRINCIPAL BALANCE
Beginning Principal Balance of the Class A Notes
                  Pool A                                                                     140,642,508.20
                  Pool B                                                                      54,614,205.35
                                                                                             --------------
                                                                                                                     195,256,713.55
Class A Overdue Interest, if any                                                                       0.00
Class A Monthly Interest - Pool A                                                                895,232.25
Class A Monthly Interest - Pool B                                                                347,635.99

Class A Overdue Principal, if any                                                                      0.00
Class A Monthly Principal - Pool A                                                             2,076,492.20
Class A Monthly Principal - Pool B                                                             1,737,233.73
                                                                                             --------------
                                                                                                                       3,813,725.93
Ending Principal Balance of the Class A Notes
                  Pool A                                                                     138,566,016.00
                  Pool B                                                                      52,876,971.62
                                                                                             --------------          --------------
                                                                                                                     191,442,987.62
                                                                                                                     ==============

-------------------------------------------------------------------------------
Interest Paid Per $1,000       Principal Paid Per $1,000        Ending Principal
Original Face $257,425,000     Original Face $257,425,000       Balance Factor
       $ 4.828079                      $ 14.814901                 74.368452%
-------------------------------------------------------------------------------


IV.   CLASS A NOTE PRINCIPAL BALANCE

Beginning Principal Balance of the Class A Notes
                  Class A1                                                                             0.00
                  Class A2                                                                    16,631,713.55
                  Class A3                                                                    83,000,000.00
                  Class A4                                                                    95,625,000.00
                                                                                             --------------

Class A Monthly Interest                                                                                             195,256,713.55
                  Class A1 (Actual Number Days/360)                                                    0.00
                  Class A2                                                                       100,691.16
                  Class A3                                                                       522,208.33
                  Class A4                                                                       619,968.75
                                                                                             --------------

Class A Monthly Principal
                  Class A1                                                                             0.00
                  Class A2                                                                     3,813,725.93
                  Class A3                                                                             0.00
                  Class A4                                                                             0.00
                                                                                             --------------
                                                                                                                       3,813,725.93
Ending Principal Balance of the Class A Notes
                  Class A1                                                                             0.00
                  Class A2                                                                    12,817,987.62
                  Class A3                                                                    83,000,000.00
                  Class A4                                                                    95,625,000.00
                                                                                             --------------          --------------
                                                                                                                     191,442,987.62
                                                                                                                     ==============


Class A2

-------------------------------------------------------------------------------
Interest Paid Per $1,000       Principal Paid Per $1,000        Ending Principal
Original Face $39,000,000      Original Face $39,000,000        Balance Factor
       $ 2.581825                              $ 97.787844          32.866635%
-------------------------------------------------------------------------------

                        DVI RECEIVABLES XI, L.L.C. 2000-1
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE JULY 16, 2001


V.   CLASS B NOTE PRINCIPAL BALANCE

      Beginning Principal Balance of the Class B Notes
                          Pool A                                                            2,396,675.35
                          Pool B                                                              930,637.95
                                                                                            -------------
                                                                                                                      3,327,313.30

      Class B Overdue Interest, if any                                                              0.00
      Class B Monthly Interest - Pool A                                                        15,498.50
      Class B Monthly Interest - Pool B                                                         6,018.13
      Class B Overdue Principal, if any                                                             0.00
      Class B Monthly Principal - Pool A                                                       35,394.75
      Class B Monthly Principal - Pool B                                                       29,611.94
                                                                                            -------------
                                                                                                                         65,006.69
      Ending Principal Balance of the Class B Notes
                          Pool A                                                            2,361,280.60
                          Pool B                                                              901,026.01
                                                                                            -------------
                                                                                                                      ------------
                                                                                                                      3,262,306.61
                                                                                                                      ============

      --------------------------------------------------------------------------
      Interest Paid Per $1,000     Principal Paid Per $1,000    Ending Principal
      Original Face $4,387,000     Original Face $4,387,000     Balance Factor
               $ 4.904634               $ 14.818028                74.363041%
      --------------------------------------------------------------------------


VI.   CLASS C NOTE PRINCIPAL BALANCE
      Beginning Principal Balance of the Class C Notes
                          Pool A                                                            4,794,041.87
                          Pool B                                                            1,861,584.72
                                                                                            -------------
                                                                                                                      6,655,626.59

      Class C Overdue Interest, if any                                                              0.00
      Class C Monthly Interest - Pool A                                                        31,400.97
      Class C Monthly Interest - Pool B                                                        12,193.38
      Class C Overdue Principal, if any                                                             0.00
      Class C Monthly Principal - Pool A                                                       70,789.51
      Class C Monthly Principal - Pool B                                                       59,223.88
                                                                                            -------------
                                                                                                                        130,013.39
      Ending Principal Balance of the Class C Notes
                          Pool A                                                            4,723,252.36
                          Pool B                                                            1,802,360.84
                                                                                            -------------
                                                                                                                      ------------
                                                                                                                      6,525,613.20
                                                                                                                      ============

      --------------------------------------------------------------------------
      Interest Paid Per $1,000     Principal Paid Per $1,000     Ending Principal
      Original Face $8,775,000     Original Face $8,775,000      Balance Factor
              $ 4.968017                 $ 14.816341               74.365962%
      --------------------------------------------------------------------------

                        DVI RECEIVABLES XI, L.L.C. 2000-1
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE JULY 16, 2001


VII.   CLASS D NOTE PRINCIPAL BALANCE

       Beginning Principal Balance of the Class D Notes
                            Pool A                                                        3,196,027.90
                            Pool B                                                        1,241,056.49
                                                                                         --------------
                                                                                                                 4,437,084.39

       Class D Overdue Interest, if any                                                           0.00
       Class D Monthly Interest - Pool A                                                     22,212.39
       Class D Monthly Interest - Pool B                                                      8,625.34
       Class D Overdue Principal, if any                                                          0.00
       Class D Monthly Principal - Pool A                                                    47,193.00
       Class D Monthly Principal - Pool B                                                    39,482.58
                                                                                         --------------
                                                                                                                    86,675.58
       Ending Principal Balance of the Class D Notes
                            Pool A                                                        3,148,834.90
                            Pool B                                                        1,201,573.91
                                                                                         --------------
                                                                                                            ------------------
                                                                                                                 4,350,408.81
                                                                                                            ==================

       -----------------------------------------------------------------------------
       Interest Paid Per $1,000    Principal Paid Per $1,000        Ending Principal
       Original Face $5,850,000    Original Face $5,850,000         Balance Factor
                 $ 5.271407               $ 14.816338                  74.365963%
       -----------------------------------------------------------------------------


VIII.   CLASS E NOTE PRINCIPAL BALANCE
       Beginning Principal Balance of the Class E Notes
                            Pool A                                                          3,995,380.53
                            Pool B                                                          1,551,475.03
                                                                                           -------------
                                                                                                                      5,546,855.56

       Class E Overdue Interest, if any                                                             0.00
       Class E Monthly Interest - Pool A                                                       35,558.89
       Class E Monthly Interest - Pool B                                                       13,808.13
       Class E Overdue Principal, if any                                                            0.00
       Class E Monthly Principal - Pool A                                                      58,991.26
       Class E Monthly Principal - Pool B                                                      49,353.23
                                                                                           -------------
                                                                                                                        108,344.49
       Ending Principal Balance of the Class E Notes
                            Pool A                                                          3,936,389.27
                            Pool B                                                          1,502,121.80
                                                                                           -------------
                                                                                                                      ------------
                                                                                                                      5,438,511.07
                                                                                                                      ============

       --------------------------------------------------------------------------
       Interest Paid Per $1,000    Principal Paid Per $1,000     Ending Principal
       Original Face $7,313,000    Original Face $7,313,000       Balance Factor
             $ 6.750584                 $ 14.815327                   74.367716%
       --------------------------------------------------------------------------

                        DVI RECEIVABLES XI, L.L.C. 2000-1
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE JULY 16, 2001


IX.   ISSUERS RESIDUAL PRINCIPAL BALANCE

        Beginning Residual Principal Balance
                             Pool A                                                            4,796,744.06
                             Pool B                                                            1,862,791.96
                                                                                               ------------
                                                                                                                      6,659,536.02

        Residual Interest - Pool A                                                               650,074.03
        Residual Interest - Pool B                                                                21,101.48
        Residual Principal - Pool A                                                               70,789.51
        Residual Principal - Pool B                                                               59,223.88
                                                                                               ------------
                                                                                                                        130,013.39
        Ending Residual Principal Balance
                             Pool A                                                            4,725,954.55
                             Pool B                                                            1,803,568.08
                                                                                               ------------
                                                                                                                      ------------
                                                                                                                      6,529,522.63
                                                                                                                      ============


X.   PAYMENT TO SERVICER

         - Collection period Servicer Fee                                                                                83,206.18
         - Servicer Advances reimbursement                                                                              515,998.32
         - Tax, Maintenance, Late Charges, Bank Interest and other amounts                                              190,512.76
                                                                                                                      ------------
        Total amounts due to Servicer                                                                                   789,717.26
                                                                                                                      ============

                        DVI RECEIVABLES XI, L.L.C. 2000-1
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE JULY 16, 2001

XI.   AGGREGATE DISCOUNTED CONTRACT BALANCE

POOL A
     Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
        beginning of the related Collection Period                                                                 159,821,377.88

     Aggregate Discounted Contract Balance of Additional Contracts acquired during
        Collection Period                                                                                                    0.00

     Decline in Aggregate Discounted Contract Balance                                                                2,359,650.22

     Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
        ending of the related Collection Period                                                                    --------------
                                                                                                                   157,461,727.66
                                                                                                                   ==============

     Components of Decline in Aggregate Discounted Contract Balance:
         - Principal portion of Contract Payments  and Servicer Advances                        2,352,135.51

         - Principal portion of Prepayment Amounts                                                  7,514.71

         - Principal portion of Contracts repurchased under Indenture Agreement Section 4.02            0.00

         - Aggregate Discounted Contract Balance of Contracts that have become Defaulted
                Contracts during the Collection Period                                                  0.00

         - Aggregate Discounted Contract Balance of Substitute Contracts added during
                Collection Period                                                                       0.00

         - Aggregate Discounted Contract Balance of Predecessor Contracts withdrawn
                during Collection Period                                                                0.00

                                                                                                ------------
                              Total Decline in Aggregate Discounted Contract Balance            2,359,650.22
                                                                                                ============


POOL B
     Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
        beginning of the related Collection Period                                                                  62,061,751.52

     Aggregate Discounted Contract Balance of Additional Contracts acquired during
        Collection Period                                                                                                    0.00

     Decline in Aggregate Discounted Contract Balance                                                                1,974,129.24

     Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
        ending of the related Collection Period                                                                    --------------
                                                                                                                    60,087,622.28
                                                                                                                   ==============

     Components of Decline in Aggregate Discounted Contract Balance:
         - Principal portion of Contract Payments  and Servicer Advances                        1,707,060.17

         - Principal portion of Prepayment Amounts                                                267,069.07

         - Principal portion of Contracts repurchased under Indenture Agreement Section 4.02            0.00

         - Aggregate Discounted Contract Balance of Contracts that have become Defaulted
                Contracts during the Collection Period                                                  0.00

         - Aggregate Discounted Contract Balance of Substitute Contracts added during
                Collection Period                                                                       0.00

         - Aggregate Discounted Contract Balance of Predecessor Contracts withdrawn
                during Collection Period                                                                0.00

                                                                                                ------------
                              Total Decline in Aggregate Discounted Contract Balance            1,974,129.24
                                                                                                ============

                                                                                                                   --------------
AGGREGATE DISCOUNTED CONTRACT BALANCE AT THE END OF THE RELATED COLLECTION PERIOD                                  217,549,349.94
                                                                                                                   ==============

                        DVI RECEIVABLES XI, L.L.C. 2000-1
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE JULY 16, 2001


XIII.   CUMULATIVE DETAIL OF SUBSTITUTED CONTRACTS - PREPAYMENTS

          POOL A

                                                                                                        Predecessor
                                                     Discounted                     Predecessor         Discounted
          Lease #        Lessee Name                 Present Value                  Lease #             Present Value
          -------------------------------            -------------                  -----------         --------------
                         NONE











                                                             -------                                            -------
                                 Totals:                     $  0.00                                            $  0.00


          a) DISCOUNTED CONTRACT BALANCES OF ALL PREPAID CONTRACTS                                      $          0.00
          b) ADCB OF POOL A AT CLOSING DATE                                                             $202,195,615.75
          c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                         0.00%


DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS

a)  Total discounted Contract Balance of Predecessor Receivables                                                        $0.00
b)  Total discounted Contract Balance of Substitute Receivables                                                         $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per Contribution & Servicing Agreement Section 7.02      $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD      YES [_]         NO   [X]


          POOL B

                                                                                                        Predecessor
                                                     Discounted                     Predecessor         Discounted
          Lease #        Lessee Name                 Present Value                  Lease #             Present Value
          -------------------------------            -------------                  -----------         --------------
                         NONE











                                                             -------                                            -------
                                 Totals:                     $  0.00                                            $  0.00


          a) DISCOUNTED CONTRACT BALANCES OF ALL PREPAID CONTRACTS                                       $         0.00
          b) ADCB OF POOL B AT CLOSING DATE                                                              $90,333,293.68
          c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL UNLESS RATING AGENCY APPROVES)                           0.00%

        * ANY CONTRACT DELINQUENT > 60 DAYS OR HAS DEFAULTED (>180 DAYS), THE SERVICER HAS FAILED TO ADVANCE, OR A BANKRUPTCY PETITION HAS BEEN FILED

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS

a)  Total discounted Contract Balance of Predecessor Receivables                                                        $0.00
b)  Total discounted Contract Balance of Substitute Receivables                                                         $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per Contribution & Servicing Agreement Section 7.02      $0.00


CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD      YES [_]         NO   [X]

                        DVI RECEIVABLES XI, L.L.C. 2000-1
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE JULY 16, 2001



XIV. CUMULATIVE DETAIL OF SUBSTITUTED CONTRACTS - NON-PERFORMING (POOL A) & GENERAL RIGHTS (POOL B)

          POOL A - NON-PERFORMING

                                                                                                            Predecessor
                                                         Discounted                     Predecessor         Discounted
       Lease #        Lessee Name                        Present Value                  Lease #             Present Value
       -------------------------------                   -------------                  -----------         --------------
       2841-002    MEDICAL IMAGING CO., INC.              $  980,724.35                 2207-005             $1,326,497.89
       2908-001    ALASE, L.L.C.                          $  131,731.36
       2002476-2   ASHLAND AREA COMMUNITY HOSPITAL INC.   $  169,739.33
                   CASH                                   $   44,302.85
       1999-004    NAVIX DIAGNOSTIX, INC.                 $2,985,811.62                 1881-005             $2,387,877.73






                                                         -------------                                       -------------
                                                Totals:  $4,312,309.51                                       $3,714,375.62


          a) DISCOUNTED CONTRACT BALANCES OF ALL NON-PERFORMING CONTRACTS                                     3,714,375.62
          b) ADCB OF POOL A AT CLOSING DATE                                                                $202,195,615.75
          c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                            1.84%

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS

a) Total discounted Contract Balance of Predecessor Receivables                                            $2,387,877.73
b) Total discounted Contract Balance of Substitute Receivables                                             $2,985,811.62
c) If (a) > (b), amount to be deposited in Collection Account per Contribution &
Servicing Agreement Section 7.02                                                                           $        0.00


CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD      YES [X]         NO   [ ]



          POOL B - GENERAL CONTRACT SUBSTITUTION RIGHTS

                                                                                                            Predecessor
                                                          Discounted                     Predecessor         Discounted
       Lease #        Lessee Name                         Present Value                  Lease #             Present Value
       -------------------------------                    -------------                  -----------         --------------
          1679-002    OPENSIDED MRI OF ST. LOUIS, L.L.C.   $506,250.32                    2207-004             $611,746.22
          1218-020    MEDICAL SERVICES OF AMERICA          $200,642.43








                                                           -----------                                         -----------
                                                 Totals:   $706,892.75                                         $611,746.22


          a) DISCOUNTED CONTRACT BALANCES OF ALL CONTRACTS SUBSTITUTED                                      $   611,746.22
          b) ADCB OF POOL B AT CLOSING DATE                                                                 $90,333,293.68
          c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                            0.68%

        * ANY CONTRACT DELINQUENT > 60 DAYS OR HAS DEFAULTED (> 180 DAYS), THE SERVICER HAS DECLINED TO ADVANCE OR A BANKRUPTCY PETITION HAS BEEN FILED.

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS

a)  Total discounted Contract Balance of Predecessor Receivables                                                      $0.00
b)  Total discounted Contract Balance of Substitute Receivables                                                       $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per Contribution & Servicing Agreement Section 7.02    $0.00


CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD      YES [_]         NO   [X]

                        DVI RECEIVABLES XI, L.L.C. 2000-1
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE JULY 16, 2001


XV.    POOL PERFORMANCE MEASUREMENTS


1.                                 AGGREGATE DISCOUNTED CONTRACT BALANCE

          CONTRACTS DELINQUENT > 90 DAYS                                    TOTAL OUTSTANDING CONTRACTS
          This Month                                   1,444,032.58         This Month                           217,549,349.94
          1 Month Prior                                2,991,194.64         1 Month Prior                        221,883,129.40
          2 Months Prior                               3,534,262.73         2 Months Prior                       226,678,776.45

          Total                                        7,969,489.95         Total                                666,111,255.79

          a) 3 MONTH AVERAGE                           2,656,496.65         b) 3 MONTH AVERAGE                   222,037,085.26

          c) a/b                                              1.20%

2.        Does a Delinquency Condition Exist (1c > 6% )?
                                                                                            Yes                    No      X
                                                                                                --------------       --------------

3.        Restricting Event Check

          A. A Delinquency Condition exists for current period?                             Yes                    No      X
                                                                                                --------------       --------------
          B. An Indenture Event of Default has occurred and is then continuing?             Yes                    No      X
                                                                                                --------------       --------------

4.        Has a Servicer Event of Default occurred?                                         Yes                    No      X
                                                                                                --------------       --------------


5.        Amortization Event Check

          A. Is 1c  > 8% ?                                                                  Yes                    No      X
                                                                                                --------------       --------------
          B. Bankruptcy, insolvency, reorganization; default/violation of any covenant
               or obligation not remedied within 90 days?                                   Yes                    No      X
                                                                                                --------------       --------------
          C. As of any Determination date, the sum of all defaulted contracts since
               the Closing date exceeds 6% of the ADCB on the Closing Date?                 Yes                    No      X
                                                                                                --------------       --------------


6.        Aggregate Discounted Contract Balance at Closing Date                              Balance  $ 270,243,724.70
                                                                                                      ----------------


          DELINQUENT LEASE SUMMARY

                     Days Past Due                      Current Pool Balance                             # Leases
                     -------------                      --------------------                             --------
                           31 - 60                              8,161,360.34                                 58
                           61 - 90                              3,352,711.40                                 15
                          91 - 180                              1,444,032.58                                 21


          Approved By:
          Matthew E. Goldenberg
          Assistant Treasurer